EXHIBIT 2.08

                            FORM OF ESCROW AGREEMENT

     ESCROW AGREEMENT, dated as of June __, 2004 (this "Agreement"), among AUDIOVOX COMMUNICATIONS CORP., a Delaware corporation ("ACC") and UTSTARCOM, INC., a Delaware corporation (the "Purchaser"), and JPMorgan Chase Bank, a New York banking corporation, in its capacity as escrow agent hereunder (the "Escrow Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Purchaser, its wholly owned subsidiary UTStarcom Canada Company, a Nova Scotia company, ACC, Quintex Mobile Communications Corporation, a Delaware corporation and a wholly owned subsidiary of ACC ("Quintex"), Audiovox Communications Canada Co., a Nova Scotia company ("ACCC"; and, together with ACC and Quintex, collectively, the "Seller"), and, for certain sections only, Audiovox Corporation, a Delaware corporation ("Audiovox"), have entered into an Asset Purchase Agreement, dated as of June __, 2004 (the "Purchase Agreement"; terms defined in the Purchase Agreement and not otherwise defined herein are used herein as therein defined), pursuant to which, among other things, the Purchaser has agreed to purchase from the Seller, and the Seller has agreed to sell to the Purchaser, the Purchased Assets;

     WHEREAS, it is contemplated under Section 2.08 of the Purchase Agreement that the Purchaser shall deposit or cause to be deposited into escrow the sum of $[____________] in cash at the Closing (the "Escrow Amount") to be held and disbursed by the Escrow Agent in accordance with Sections 4 and 5 of this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and in the Purchase Agreement, and intending to be legally bound hereby, the parties hereby agree as follows:

     1. Appointment and Agreement of Escrow Agent. The Purchaser and ACC hereby appoint the Escrow Agent to serve as, and the Escrow Agent hereby agrees to act as, escrow agent upon the terms and conditions of this Agreement.

     2. Establishment of the Escrow Fund. (a) Pursuant to Section 2.08 of the Purchase Agreement, the Purchaser shall deliver to the Escrow Agent on the date hereof the Escrow Amount. The Purchaser shall deposit the Escrow Amount in Account No. 507953312 at 4 New York Plaza, NY, NY 10004, ABA No. 021000021, FFC:
10207868 Audiovox/UTStar Attn: Vicky Caldas (the "Escrow Account"). The Escrow Agent shall hold the Escrow Amount and all interest and other amounts earned thereon (the "Escrow Fund") in escrow pursuant to this Agreement, in the Escrow Account.

     (b) Each of the Purchaser and ACC confirms to the Escrow Agent and to each other that the Escrow Fund is free and clear of all Encumbrances except as may be created by this Agreement and the Purchase Agreement.

                                 Exhibit 99.1

     3. Purpose of the Escrow Fund. The Escrow Agent shall hold the Escrow Amount to secure (i) the indemnification obligations of the Seller and Audiovox contained in Article VIII of the Purchase Agreement and (ii) the obligations of the Seller pursuant to Sections 2.07(c)(i) and (ii) of the Purchase Agreement regarding any payment of a downward adjustment of the Purchase Price (each a "Purchase Price Adjustment Amount") as determined in accordance with Section 2.07(c) of the Purchase Agreement.

     4. Payments from the Escrow Fund; Indemnification. (a) If, at any time on or prior to the date that is five (5) Business Days after the Closing Statement of Net Assets and the Closing Statement of Inventories are determined finally in accordance with Section 2.07(c) of the Purchase Agreement (the "Expiration Date"), the Purchaser shall deliver to the Escrow Agent and to ACC a certificate of the Purchaser, executed by an authorized officer of the Purchaser (a "Purchaser's Certificate"), which Purchaser's Certificate shall:

          (i) state that the Purchaser has paid or incurred a Loss and is entitled to indemnification under Article VIII of the Purchase Agreement (an "Indemnification Item");

          (ii) state the aggregate  amount of each such  Indemnification  Items;
     and

          (iii) specify in reasonable detail the nature and amount of each individual Indemnification Item.

     (b) If ACC shall object to any amount claimed in connection with any Indemnification Item specified in any Purchaser's Certificate, ACC shall, within 15 Business Days after receipt of such Purchaser's Certificate, deliver to the Escrow Agent and the Purchaser a certificate of ACC, executed by an authorized officer of ACC (a "ACC's Certificate"), (i) specifying each such amount to which ACC objects and (ii) specifying in reasonable detail the nature and basis for each such objection. If the Escrow Agent shall not have received an ACC's Certificate objecting to the amount claimed with respect to an Indemnification Item within 15 Business Days after delivery to ACC of a Purchaser's Certificate specifying such Indemnification Item, ACC shall be deemed to have acknowledged the correctness of the amount claimed on such Purchaser's Certificate with respect to such Indemnification Item, and the Escrow Agent shall promptly thereafter transfer to the Purchaser, by wire transfer in immediately available funds, out of the Escrow Account an amount in cash equal to the amount claimed in the Purchaser's Certificate with respect to such Indemnification Item.

     (c) If the Escrow Agent shall receive, within 15 Business Days after delivery to ACC of a Purchaser's Certificate, an ACC's Certificate objecting to the amount claimed with respect to any Indemnification Item specified in such Purchaser's Certificate, the amount so objected to shall be held by the Escrow Agent and shall not be released from the Escrow Account except in accordance with either (i) written instructions executed by an authorized officer of each of the Purchaser and ACC or (ii) the final and binding award of the arbitrator conducting an arbitration of the matter relating to the claim in accordance with
Section 10.09 of the Purchase Agreement, promptly after which time the Escrow Agent shall transfer to the Purchaser, by wire transfer in immediately available funds, out of the Escrow Account, an amount in cash equal to the portion of such amount set forth in such joint written instructions or in such judgment, as the case may be.

     (d) Notwithstanding the limitations set forth in Section 4(a), following the Expiration Date, the Purchaser shall be entitled to assert claims against the Escrow Fund under this Section 4 in respect of all Losses that were included in determining the Reserved Amount (as defined below).

     (e) On the Expiration Date, the Escrow Agent shall transfer to the Seller, by wire transfer in immediately available funds, an amount in cash equal to the then remaining balance of the Escrow Fund less the sum of (the "Reserved Amount"):

     (i) the aggregate of the amounts claimed in all Purchaser's Certificates delivered to the Escrow Agent prior to the Expiration Date (which claims shall not have been resolved on or prior to the Expiration Date); and

     (ii) the aggregate of the estimated total Losses incurred or anticipated to be incurred by the Purchaser that could reasonably be expected to give rise to a right of indemnification under Article VIII of the Purchase Agreement, which shall have been specified in one or more notices (a "Notice of Loss") delivered to the Seller and the Escrow Agent by the Purchaser pursuant to Section 8.05 of the Purchase Agreement which notice shall include a reasonably detailed description of the Losses and which shall not have been resolved (or been superceded by a Purchaser's Certificate) on or prior to the Expiration Date.

     (f) Upon the termination of this Agreement in accordance with Section 10, the Escrow Agent shall promptly liquidate all investments of the Escrow Fund and transfer to the Seller, by wire transfer in immediately available funds, the amount in cash then remaining in the Escrow Fund.

     (g) In the event fund transfer instructions are given (other than in writing at the time of the execution of the Agreement), whether in writing, by telecopier or otherwise the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on the call-back schedule attached hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in the Call-Back Schedule, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of your executive officers, ("Executive Officers"), which shall include the title of General Counsel, as the Escrow Agent may select. Such "Executive Officer" shall deliver to the Escrow Agent a fully executed Incumbency Certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Purchaser or ACC to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

     5. Payments from the Escrow Fund; Purchase Price Adjustment. If, at any time on or prior to the Expiration Date, the Purchaser shall, pursuant to
Section 2.07(c)(i) or Section 2.07(c)(ii) of the Purchase Agreement, deliver to the Escrow Agent a written notice certified by an officer of the Purchaser and specifying the Purchase Price Adjustment Amount, the Escrow Agent shall, within three Business Days of its receipt of such notice, transfer to the Purchaser by wire transfer in immediately available funds, out of the Escrow Account, an amount in cash equal to the Purchase Price Adjustment Amount.

     6. Maintenance of the Escrow Fund; Termination of the Escrow Fund. (a) The Escrow Agent shall continue to maintain the Escrow Fund until the earlier of (i) the time at which there shall be no funds in such Escrow Fund and (ii) the termination of this Agreement.

     (b) Notwithstanding any other provision of this Agreement to the contrary, at any time prior to the termination of the Escrow Fund, the Escrow Agent shall, if so instructed in a joint writing signed by the Purchaser and ACC, pay from the Escrow Fund, as instructed, to the Seller or the Purchaser, as directed in such writing, the amount of cash so instructed (and if such cash is not available, shall liquidate such investments of the relevant Escrow Fund as are necessary to make such payment).

     7. Investment of the Escrow Fund. (a) The Escrow Agent shall invest and reinvest moneys on deposit in the Escrow Fund in the Money Market Account with the JPMorgan Chase Bank.

     (b) The Escrow Agent shall have the power to sell or liquidate the foregoing investments whenever the Escrow Agent shall be required to distribute the Escrow Fund pursuant to the terms of this Agreement or as otherwise contemplated in this Agreement.

     8. Interest on the Escrow Fund. (a) Notwithstanding anything herein to the contrary, all amounts paid by the Escrow Agent out of the Escrow Fund in accordance with this Agreement shall include, on a pro rata basis, the interest earned on the portion of the Escrow Amount relating to such amount paid.

     (b) For Tax purposes, all income earned on or with respect to the investment of the Escrow Fund shall be allocable between the Purchaser and ACC in accordance with the payment of interest pursuant to this Section 8.

     9. Assignment of Rights to the Escrow Fund; Assignment of Obligations; Successors. Each of the Purchaser and ACC may assign, transfer, pledge or otherwise dispose of its rights to any portion of the Escrow Fund. Except as provided in the immediately preceding sentence, this Agreement may not be assigned by operation of Law or otherwise without the express written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of such other parties); provided, however, that each of the Purchaser and ACC may assign this Agreement to its Affiliate without the consent of the other parties. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns.

     10. Escrow Agent. (a) Except as expressly contemplated by this Agreement or by joint written instructions from the Purchaser and ACC, the Escrow Agent shall not sell, transfer or otherwise dispose of in any manner all or any portion of the Escrow Fund, except pursuant to an order of a court of competent jurisdiction.

     (b) The duties and obligations of the Escrow Agent shall be determined solely by this Agreement, and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement.

     (c) In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely upon any document, instrument or signature believed by it in good faith to be genuine and signed by any party hereto or an authorized officer or agent thereof, and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument. The Escrow Agent may assume that any person purporting to give any notice in accordance with the provisions of this Agreement has been duly authorized to do so.

     (d) The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, hereunder except in the case of its gross negligence, bad faith or willful misconduct. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

     (e) The Escrow Agent shall have no duty as to the collection or protection of the Escrow Fund or income thereon, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any such funds actually in its possession.

     (f) As compensation for its services to be rendered under this Agreement, for each year or any portion thereof, the Escrow Agent shall receive a fee in the amount specified in Schedule A to this Agreement and shall be reimbursed upon request for all expenses, disbursements and advances, including reasonable fees of outside counsel, if any, incurred or made by it in connection with the preparation of this Agreement and the carrying out of its duties under this Agreement. ACC and the Purchaser shall each pay 50% of all such fees and expenses, including any fees, costs and expenses, associated with liquidating investments in anticipation of a transfer contemplated in Section 4(e) or
Section 4(f) hereof.

     (g) ACC and the Purchaser shall jointly and severally reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense, including, without limitation, reasonable attorneys' fees, incurred without gross negligence, bad faith or willful misconduct on the part of the Escrow Agent arising out of, or in connection with the acceptance of, or the performance of, its duties and obligations under this Agreement.

     (h) Anything in this agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood for such loss or damage and regardless of the form of action.

     (i) The Escrow Agent may at any time resign by giving 20 Business Days' prior written notice of resignation to ACC and the Purchaser. ACC and the

Purchaser may at any time jointly remove the Escrow Agent by giving ten Business Days' written notice signed by each of them to the Escrow Agent. If the Escrow Agent shall resign or be removed, a successor Escrow Agent, which shall be a bank or trust company having its principal executive offices in [state location] and assets in excess of $[2 billion], and which shall be reasonably acceptable to ACC, shall be appointed by the Purchaser by written instrument executed by ACC and the Purchaser and delivered to the Escrow Agent and to such successor Escrow Agent and, thereupon, the resignation or removal of the predecessor Escrow Agent shall become effective and such successor Escrow Agent, without any further act, deed or conveyance, shall become vested with all right, title and interest to all cash and property held hereunder of such predecessor Escrow Agent, and such predecessor Escrow Agent shall, on the written request of ACC, the Purchaser or the successor Escrow Agent, execute and deliver to such successor Escrow Agent all the right, title and interest hereunder in and to the Escrow Fund of such predecessor Escrow Agent and all other rights hereunder of such predecessor Escrow Agent. If no successor Escrow Agent shall have been appointed within 20 Business Days of a notice of resignation by the Escrow Agent, the Escrow Agent's sole responsibility shall thereafter be to hold the Escrow Fund until the earlier of receipt of designation of a successor Escrow Agent, a joint written instruction by ACC and the Purchaser and termination of this Agreement in accordance with its terms.

     (j) Any corporation into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Escrow Agent in its individual capacity may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

     11.  Termination.  This Escrow Agreement shall terminate on the earlier of:
(a) the date on which there are no funds remaining in the Escrow Fund and (b) the Expiration Date, unless on such date claims made in Purchaser's Certificates or Notices of Loss delivered to the Escrow Agent and the Seller prior to such date have not been resolved and any amounts owing therein paid from the Escrow Fund, in which case, the date under this clause (b) shall be [10] Business Days following the date after the Expiration Date on which all such claims shall have been resolved and any amounts owing thereon paid from the Escrow Fund.

     12. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by telegram, by telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section
11):

                    (a)               if to ACC:

                                      Audiovox Communications Corp.
                                      555 Wireless Blvd.
                                      Hauppauge, NY  11788
                                      Attention:  Philip Christopher
                                      with a copy to:

                                      Levy, Stopol & Camelo, LLP
                                      190 EAB Plaza
                                      East Tower-14th fl.
                                      Uniondale, NY 11556
                                      Attention:  Robert S. Levy

                    (b)               if to Audiovox:
                                      Audiovox Corporation
                                      150 Marcus Blvd.
                                      Hauppauge, NY 11788
                                      Attention: Charles M. Stoehr

                                      with a copy to:

                                      Levy, Stopol & Camelo, LLP
                                      190 EAB Plaza
                                      East Tower-14th fl.
                                      Uniondale, NY 11556
                                      Attention:  Robert S. Levy

                    (c)               if to the Purchaser:

                                      UTStarcom Inc.
                                      1275 Harbor Bay Parkway
                                      Alameda, CA  94502
                                      USA
                                      Telecopy:  (510) 864-8802
                                      Attention:  General Counsel

                                      with a copy to:

                                      Shearman & Sterling LLP
                                      1080 Marsh Road
                                      Menlo Park, CA  94025
                                      USA
                                      Telecopy:  (650) 838-3699
                                      Attention:  Carmen Chang, Esq.

                    (d)               if to the Escrow Agent, to:

                                      JPMorgan Chase Bank
                                      4 New York Plaza - 21st Floor
                                      NY, NY 10004

                                      Telecopy:  (212) 623-6168
                                      Attention:  Vicky Caldas


     13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within that State.

     14. Amendments. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, ACC, the Purchaser and the Escrow Agent or (b) by a waiver in accordance with Section 15 of this Agreement.

     15. Waiver. Any term or condition to this Agreement may be waived, or the time for the performance of any of the obligations may be extended, at any time by the party that is entitled to the benefit thereof. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights. Except as otherwise set forth in this Agreement, all rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     16. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

     17. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     18. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     19. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

     20. TAX Ids. Upon execution of this agreement, each party shall provide the Escrow Agent with a fully executed W-8 or W-9 Internal Revenue Service form, which shall include their Tax Identification Number (TIN) as assigned by the Internal Revenue Service. All interest or other income earned under the Escrow Agreement shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid.

     21. Force Majeure. In the event that any party the Escrow Agent is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other cause reasonably beyond its control, the Escrow Agent shall not be liable for damages to the other parties for any damages resulting from such failure to perform otherwise from such causes. Performance under this Agreement shall resume when the Escrow Agent is able to perform substantially.



                   Remainder of page left blank intentionally

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                     AUDIOVOX COMMUNICATIONS CORP.


                                     By
                                         ---------------------------------------
                                         Title:


                                     UTSTARCOM, INC.


                                     By
                                         ---------------------------------------
                                         Title:


                                     [ESCROW AGENT]


                                     By
                                         ---------------------------------------
                                         Title:

                                   SCHEDULE A

     (a) $5,000 per annum without pro-ration for partial years. Fees are payable upon execution of the agreement.

                                    Call-Back
                                    Schedule

                     Telephone Number(s) for Call-backs and
           Person(s) Designated to Confirm Funds Transfer Instructions

If to the Purchaser:
Address:


Wire Instructions:


Name                                                          Telephone Number

1.  Michael Sophie, Chief Financial Officer                   (510) 749-1510

2.  Russell Boltwood, General Counsel                         (510) 749-1530

If to ACC:
Address:


Wire Instructions


Name                                                          Telephone Number

1.

2.

3.

If to Seller:
Address:


Wire Instructions


Name                                                          Telephone Number

1.

2.

3.